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                                                                    Exhibit 99.2

                           GREENPOINT FINANCIAL CORP.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS -- -, 2004

The undersigned hereby appoints Thomas S. Johnson, Jeffrey R. Leeds and Ramesh Shah, and each of them, with full power of substitution, for and in the name of the undersigned, to vote all common stock, par value $.01 per share, of GreenPoint Financial Corp., a Delaware corporation ("GreenPoint"), that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at - , [Address], on - , 2004 at - , local time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Joint Proxy Statement-Prospectus, subject to any direction indicated on the reverse side of this card, and upon any other business that may properly come before the meeting or any postponement or adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

This proxy is being solicited by the Board of Directors of GreenPoint. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND, WITH RESPECT TO PROPOSAL 2, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                               SEE REVERSE
                                                                   SIDE


                    - DETACH HERE FROM PROXY VOTING CARD. -
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                                                                    EXHIBIT 99.2



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

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                           NO TEXT PRINT IN THIS AREA
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1. To adopt the Agreement and Plan   For     2.  In their discretion on such
   of Merger, dated as of February    [ ]        other matters as may properly
   15, 2004, by and between North   Against      come before the meeting or any
   Fork Bancorporation, Inc. and      [ ]        postponement or adjournment
   GreenPoint.                      Abstain      thereof.
                                      [ ]

[                                   ]  PLEASE SIGN AND DATE BELOW AND RETURN IN
[     NO TEXT PRINT IN THIS         ]  ENCLOSED ENVELOPE PROMPTLY OR USE THE
[      ADDRESS AREA                 ]  TELEPHONE OR INTERNET VOTING PROCEDURE.
[                                   ]  THE UNDERSIGNED HEREBY ACKNOWLEDGES
                                       RECEIPT OF THE ACCOMPANYING NOTICE OF
                                       SPECIAL MEETING OF STOCKHOLDERS AND
                                       JOINT PROXY STATEMENT-PROSPECTUS AND
                                       HEREBY REVOKES ANY PROXY OR PROXIES
                                       HERETOFORE GIVEN WITH RESPECT TO THE
                                       MATTERS SET FORTH ABOVE.


                                       DATE:                              , 2004
                                            ------------------------------

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature (if held jointly)


                                       NOTE: Please date and sign this proxy
                                       exactly as your name appears hereon. In
                                       case of joint owners, each joint owner
                                       should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.

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             * * * IF YOU WISH TO VOTE BY TELEPHONE OR BY INTERNET,
                    PLEASE READ THE INSTRUCTIONS BELOW * * *
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                            - FOLD AND DETACH HERE -

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      TO ACCESS THE CORPORATION'S PROXY STATEMENT FOR THE SPECIAL MEETING,
                      PLEASE LOG ON TO WWW.GREENPOINT.COM
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               YOUR VOTE IS IMPORTANT! -  VOTE 24 HOURS A DAY

 It's your choice: fast, convenient -- and your vote is immediately confirmed and posted

[X]    VOTE BY TELEPHONE            OR                [X]       VOTE BY INTERNET

JUST FOLLOW THESE 3 EASY STEPS:           JUST FOLLOW THESE 3 EASY STEPS:

1.    Read the Joint Proxy                1.    Read the Joint Proxy
      Statement-Prospectus. Keep this           Statement-Prospectus. Keep this
      proxy card handy as a reference           proxy card handy as a reference
      while you vote.                           while you vote.

2.    Call the toll-free number           2.    Go to Mellon's website
      1-800-435-6710 on a touch-tone            registration page at
      telephone anytime prior to                HTTP://WWW.EPROXY.COM/GPT
      11:59 p.m. Eastern time on -,             anytime prior to 11:59 p.m.
      2004. THERE IS NO CHARGE FOR              Eastern Time on -, 2004.
      THIS CALL.

3.    Follow the recorded                 3.    Follow the instructions at
      instructions.                             HTTP://WWW.EPROXY.COM/GPT


              YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED
              PROXIES TO VOTE IN THE SAME MANNER AS IF YOU MARKED,
                 SIGNED AND RETURNED YOUR PROXY CARD. IT IS NOT
NECESSARY TO RETURN THE PRINTED PROXY CARD IF YOU VOTE BY TELEPHONE OR INTERNET.